UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2019

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	561-998-2440

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on June 10, 2019 Bright Mountain Media, Inc., a Florida corporation (“Bright Mountain Media”), and its wholly-owned subsidiary BMTM2, a Florida corporation (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Inform, Inc., a Delaware corporation (“Inform”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Inform will merge with and into the Merger Sub with the Merger Sub as the surviving entity (the “Merger”). Upon consummation of the Merger, the Merger Sub will continue as a wholly-owned subsidiary of Bright Mountain Media and the Merger Sub will continue the operations of Inform pre-closing.

As of August 30, 2019, the conditions to complete the Merger have not been consummated.

The Merger Agreement may be terminated by either party if the Merger has not been consummated by August 30, 2019, subject to extension to October 1, 2019.

On August 30, 2019, Bright Mountain Media, Merger Sub and Inform mutually agreed to extend the termination date of the Merger Agreement until October 1, 2019.

Item 7.01.	Regulation FD Disclosure.

On September 6, 2019, Bright Mountain Media issued a press release announcing, among other things (i) the rebranding of Daily Engage Media, and (ii) the appointment of Dickinson Wright PLLC as its outside corporate and securities counsel.

Exhibit 99.1 is being furnished and shall not be deemed filed for the purposes of Section E of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of this section, nor is it incorporated by reference into any filing of Bright Mountain Media, Inc., under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

No.	Exhibit Description

99.1	Press Release dated September 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Mountain Media, Inc.
Date:	September 6, 2019

		By:	/s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer